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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
OSI Pharmaceuticals, Inc.

         We consent to the use of our report dated December 22, 1999, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/   KPMG LLP
                                          -------------------------------------

Melville, New York
February 28, 2000